Exhibit 99.1

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is made as of this 27th day of July, 2006 (the “Effective Date”) by and between William C. Keller, a person residing at 8 Granite Street, Medway, MA (the “Employee”) and Presstek, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Employee has certain experience and expertise that qualify him to provide the managerial skills the Company requires, and thus the Employee and the Company deem it in their respective best interests to enter into an agreement providing for the Employee’s employment as a Senior Vice President of Operations, subject to the terms and conditions hereinafter set forth;

WHEREAS, the Employee’s senior managerial position requires that he be trusted with extensive Company confidential information and trade secrets and that he develop a thorough and comprehensive knowledge of all details of the Company’s business, including, but not limited to, information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering, marketing, distribution and licensing of the Company’s products and services; and

WHEREAS, in recognition thereof, the Employee agrees to execute the Company’s Executive Noncompetition, Nonsolicitation, Nondisclosure and Assignment of Inventions Agreement (the “Nondisclosure Agreement”) (attached hereto as Exhibit A), the form of which is ancillary to and incorporated in this agreement and attached hereto, as of the Effective Date;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and obligations herein contained, the parties hereto agree as follows:

1. Position and Responsibilities. During the term of this Agreement, the Employee agrees to serve as a Senior Vice President of Operations or in such other positions as may be assigned. The Employee agrees to devote all of his business time and efforts to the performance of his duties hereunder. The Employee shall at all times report to, and his activities shall at all times be subject to the direction and control of, such person appointed by the Company. The Employee shall exercise such powers and comply with and perform, faithfully and to the best of his ability, such directions and duties in relation to the business and affairs of the Company as may from time to time be vested in or requested of him, and shall not engage in any other business activity, whether or not for profit, that may conflict with the Employee’s duties under this Agreement and the Nondisclosure Agreement. If Employee shall be elected to other offices of the Company or any of its affiliates, he shall serve in such positions without further compensation than provided for in this Agreement. The Employee shall perform his services under this Agreement at such locations as may be required by the Company.

2. Compensation: Salary, Bonuses and Other Benefits. During the term of this Agreement, the Company shall pay the Employee as compensation for the Employee’s satisfactory performance of his duties and obligations hereunder, the following:

(A) Salary. In consideration of the services to be rendered by the Employee to the Company, the Company initially will pay to the Employee an annual salary of two hundred and forty thousand dollars ($240,000) (the Employee’s “Base Salary”) during the term of this Agreement. Such Base Salary shall be payable in conformity with the Company’s customary practices for executive compensation, as such practices shall be established or modified from time to time.

(B) Bonus. During the term hereof, the Employee also may be eligible to receive a bonus of up to forty percent (40%) of the Base Salary for each calendar year of full-time employment. Such bonus, if any, shall be based on the Company’s and the Employee’s achievement (as determined by the Company) of certain goals and objectives. Such achievement is to be determined by the Company’s Board of Directors (the “Board”) in its sole discretion. If the Board determines the Employee is eligible to receive a bonus under this Section, said bonus shall be paid no later than March 1 of the following calendar year. No bonus under this paragraph shall be payable to the Employee with respect to any calendar year during which his employment is terminated, regardless of the manner of such termination.

(C) Other Benefits. During the term hereof and subject to any contribution therefor generally required of executives of the Company, the Employee shall be eligible to participate in such employee benefits plans, including certain Company insurance plans, from time to time adopted by the Company and in effect for employees of the Company in similar positions. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable Company policies, and (iii) the discretion of the Company and/or the Board or any administrative or other committee provided for in or contemplated by such plan. The Company’s current plans and policies shall govern all other benefits. The Company may alter, modify, add to, or delete its employee benefits plans at any time as the Company and/or the Board, in their sole judgment, determines to be appropriate.

(D) Expenses and Automobile.

(i) The Company shall pay or reimburse the Employee for all reasonable business expenses incurred or paid by the Employee in the performance of his responsibilities hereunder in accordance with the Company’s prevailing policy and practice relating to reimbursements as established, modified or amended from time to time. The Employee must provide substantiation and documentation of these expenses to the Company in order to receive reimbursement.

(ii) During the Term of this Agreement, the Employer shall buy or lease a full size luxury vehicle of the Employer’s choosing for the Employee’s exclusive use and/or, at the Employee’s option, provide the Employee with a monthly automobile allowance in an amount sufficient to pay the Employee’s costs for the purchase or lease of such a vehicle, and the Employer shall reimburse the Employee (upon submission by him of reasonably itemized accounts thereof) for all gasoline, tolls, parking and other reasonable related expenses on such vehicle.

(E) Tax Withholding. The Company shall have the right to deduct and withhold from any amounts payable hereunder or pursuant to any other agreements or arrangements between the Company (and any of its affiliates) and the Employee, any federal, state, local, foreign or other taxes (“Taxes”) that the Company determines should be withheld with respect to such payments. In the event that the Company does not withhold the proper amount of Taxes from any such payments, the Employee will make a prompt payment, on demand and in cash, to the Company of the amount under-withheld.

3. Equity. Subject to the approval of the Board of Directors of Presstek, you will have the right to purchase 100,000 shares of the Company's common stock. This offering will be staged over a two year period, 1/3rd at the time of hire, 1/3rd at one year of service and the balance at two years of service. The vesting terms will be three years starting on the first anniversary of the grant and the remainder vesting on a pro rata basis over the next two years thereafter for so long as you are employed by the Company. The per share exercise purchase price for your options grant will be determined by the closing price on the date of grant. These options are subject to the terms and conditions of the Company’s Stock Option Plan and a Stock Option Agreement between the Company and the Employee.

4. Voluntary Absences; Vacation. The Employee shall be entitled to an annual paid vacation during the Term of this Agreement of four (4) weeks per year or such longer periods to which the Employee may be entitled as an employee of the Employer. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee.

5. Term. Subject to the earlier termination as hereafter provided in Section 6, the term of this Agreement shall commence on the Effective Date and shall continue until the date three (3) years from the Effective Date; provided, however, that the Employee’s employment under this Agreement shall be automatically renewed from year to year thereafter for successive one year terms unless ninety (90) days prior to the expiration of the initial term or any renewal term, either party shall give written notice of non-renewal to the other. If this notice of non-renewal is given, the Agreement will expire and Employee’s employment will terminate. If the Employee’s employment continues after the notice of non-renewal is given, it will be on an at-will basis, and, in such case, either the Employee or the Company can terminate the Employee’s employment at any time and for any or no reason, with or without prior notice.

6 . Termination. The Employee’s employment under this Agreement (and this Agreement) may be terminated as follows:

(A) By Expiration of the Agreement. If this Agreement terminates as provided herein, the Employee’s employment shall terminate (unless as provided in Section 5) and the Employee shall be entitled to no payments, salary continuation, severance or other benefits after the expiration date of the Agreement, except eligibility for: (i) Base Salary to the extent accrued but unpaid through the date of such expiration; (ii) payment for accrued but unused vacation time up to the expiration date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

(B) At the Employee’s Option. The Employee may terminate his employment under this Agreement, with or without cause, at any time by giving at least sixty (60) days’ advance written notice to the Company. In the event of a termination at the Employee’s option, the Company may accelerate Employee’s departure date and will have no obligation to pay Employee after his actual departure date. In the event of termination at the Employee’s option, the Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the date of Employee’s departure; (ii) payment for accrued but unused vacation time up to the Employee’s departure date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

(C) At the election of the Company for Cause. The Company may, immediately and unilaterally, terminate the Employee’s employment under this Agreement for “Cause” at any time during the term of this Agreement without any prior written notice to the Employee. Termination by the Company shall constitute a termination for Cause under this Section 6(C) if such termination is for one or more of the following causes:

(i)  the failure or refusal of the Employee to render services to the Company in accordance with his obligations under this Agreement, a determination by the Company that the Employee has inadequately performed the duties of his employment, or the Employee’s refusal to follow the lawful instructions of the Board (other than any such failure resulting from a Disability);

(ii)  disloyalty, gross negligence, dishonesty or breach of fiduciary duty;

(iii)  the commission by the Employee of an act of fraud, embezzlement, misappropriation of any money or other assets or property (whether tangible or intangible), deliberate disregard of the rules or policies of the Company, or the commission by the Employee of any other action which injures the Company;

(iv) sustained and continuous conduct by the Employee which adversely affects the reputation of the Employer;

(v) the Employee’s being charged with a felony or crime of moral turpitude;

(vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to breach a contract with the Company; or

(vii) the Employee’s breach of this Agreement, the Nondisclosure Agreement or any other agreement executed by the Employee in connection with his employment and/or the Employee’s violation of the Company’s Ethics or Insider Trading Policies.

In the event of a termination for Cause pursuant to the provisions of clauses (i) through (vii) above, inclusive, the Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the termination date; (ii) payment for accrued but unused vacation time up to the termination date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

(D) At the Election of the Company for Reasons Other than for Cause. The Company may, immediately and unilaterally, terminate the Employee’s employment under this Agreement at any time during the term of this Agreement without Cause by giving ten (10) days’ advance written notice to the Employee of the Company’s election to terminate. During such ten-day period, the Employee will be available on a full-time basis for the benefit of the Company to, among other things, assist the Company in making the transition to a successor. The Company, at its option, may pay the Employee his prorated Base Salary rate for ten (10) days in lieu of such notice. In the event the Company exercises its right to terminate the Employee under this Section 6(D) and the Employee signs a comprehensive release of claims in the form, and of a scope, acceptable to the Company, the Company agrees to pay the Employee 12 months salary at the Employee’s then current Base Salary rate. Such salary continuation payments shall be payable on a bi-weekly/weekly basis, after the Effective Date of the comprehensive release agreement and shall be subject to all applicable federal, state and local withholding, payroll and other taxes.

Except as expressly set forth in this Section 6(D), Employee acknowledges that the Company shall not have any further obligations to the Employee in the event of Employee’s termination under this Section 6(D), except for: (i) Base Salary to the extent accrued but unpaid through the termination date; (ii) payment for accrued but unused vacation time up to the termination date; and (iii) statutory benefit continuation rights in accordance with COBRA (or a state law equivalent), provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect.

(E) At the Employee’s Election for Good Reason. The Employee may terminate this Agreement and his employment for Good Reason, provided that he give thirty (30) business days written notice of such Good Reason to the Company. The written notice shall set forth in detail the circumstances that the Employee believes constitute Good Reason. If the basis for such Good Reason is not cured (as determined by the Company in good faith) within thirty (30) business days after the Company receives written notice specifying the basis of such Good Reason, this Agreement, and the Employee’s employment, shall terminate. In the event of a termination by the Employee for Good Reason, the Employee shall be eligible for severance payments and benefits upon satisfaction of the conditions set forth in Section 6(D). “Good Reason” shall be any reason so deemed by the Board in its good faith exercise of judgment.

Subject to the Employee’s eligibility for conditional severance described above, the Employee’s resignation pursuant to this Section 6(E) shall be his sole remedy.

(F) Benefits if Agreement Terminated Due to Death or Disability. Employee’s employment will terminate if Employee dies or suffers a Disability. If this Agreement terminates due to the Employee’s death or Disability, Employee shall be entitled to no payments, salary continuation, severance or other benefits, except for: (i) Base Salary to the extent accrued but unpaid through the date of such death or Disability; (ii) payment for accrued but unused vacation time up to the date of such death or disability; and (iii) statutory benefit continuation rights in accordance with COBRA, provided Employee makes the appropriate voluntary contribution payments and subject to applicable law and the requirements of the Company’s health insurance plans then in effect. For the purposes of this Agreement, “Disability” shall mean any physical incapacity or mental incompetence (x) as a result of which the Employee is unable to perform substantially all his essential duties and responsibilities hereunder for an aggregate of 120 days, whether or not consecutive, during any twelve-month period, and (y) which cannot be reasonably accommodated by the Company without undue hardship. Any determination of disability shall be made by a qualified physician or physicians selected by the Company. The failure of the Employee to submit to a reasonable examination by such physician or physicians shall constitute a conclusive determination of a permanent Disability.

(G) At Change in Control of the Employer.  If during the Term of this Agreement there is a Change in Control of the Employer, and the Employee’s employment with the Employer is terminated involuntarily (other than for Cause), or voluntarily for Good Reason (as defined in this Agreement), in connection with or within one and one-half (1½) years after such Change in Control, subject to Section 6(G)(iii) hereof, the Employee shall be entitled to receive a lump sum cash payment as provided in Section 6(G)(i) below. The Employer shall have no obligation to make the payment set forth in this Section unless the Employee fully complies with his obligations under this Agreement, including, but not limited to, his obligations under the Nondisclosure Agreement. The Employer shall have no obligation to make the payment set forth in this Section in the event of the Employee’s death or upon Employee becoming “Totally Disabled” (as described in Section 6(F)on the date of a Change in Control or within one and one-half (1 ½) years after such Change in Control. In such event, the payments and benefits, if any, to which the Employee may be entitled shall be determined in accordance with Section 6(F) of this Agreement.

(i) Subject to Section 6(G) hereof, the lump sum cash payment (the “Payment”) shall be in an amount equal to two (2) times the Employee’s annual base salary paid to the Employee by the Employer prior to such Change in Control of the Employer. In addition, in the event of a Change in Control, all existing options that have been granted to the Employee shall be subject to immediate vesting.

(ii) A “Change in Control of the Employer,” for purposes of this Agreement, shall be deemed to have taken place if as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Employer before such transaction shall cease to constitute a majority of the Board of Directors of the Employer or any successor institution.

(iii) Notwithstanding any other provisions of this Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Employee with the Employer, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section G (“Other Agreements”), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Employer for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a “Benefit Plan”), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement, or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this Agreement to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Internal Revenue Code as then in effect (a “Parachute Payment”), as determined by a nationally recognized accounting firm selected by the Board. In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee’s sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, which should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment.

(iv) The Employer shall have no obligation to make the payments set forth herein if the Employee is in material breach of the Employee’s obligations under this Agreement. The Employee shall be obligated to execute a general release of claims in favor of the Employer, its current and former parents, subsidiaries, subdivisions, divisions, shareholders, Board of Directors, or affiliated entities or persons, and the current and former directors, officers, employees and agents of the Employer, in a form acceptable to the Employer (the “Release”), as a condition to receiving the payments set forth in this Section.

7. Survival of Certain Provisions. Provisions of this Agreement shall survive any termination of employment or termination or expiration of this Agreement if so provided herein or if necessary or desirable to fully accomplish the purposes of such provision. Without limiting the foregoing, the obligations of the Employee under the Nondisclosure Agreement of even date herewith expressly survive any termination of employment or termination or expiration of this Agreement. The obligation of the Company to make payments to or on behalf of the Employee under Section 6(D) hereof is expressly conditioned upon Employee’s continued full performance of the obligations under the terms of the Nondisclosure Agreement executed herewith between Employee and the Company.

8. Cessation of Severance Payments and Benefits. If Employee breaches his obligations under the Nondisclosure Agreement executed herewith the Company may immediately cease payment of all severance and/or benefits described in this Agreement. This cessation of severance and/or benefits shall be in addition to, and not as an alternative to, any other remedies in law or in equity available to the Company, including the right to seek specific performance or an injunction.

9. Consent and Waiver by Third Parties. The Employee hereby represents and warrants that he has obtained all waivers and/or consents from third parties which are necessary to enable him to enjoy employment with the Company on the terms and conditions set forth herein and to execute and perform this Agreement without being in conflict with any other agreement, obligation or understanding with any such third party. The Employee represents that he is not bound by any agreement or any other existing or previous business relationship which conflicts with, or may conflict with, the performance of his obligations hereunder or prevent the full performance of his duties and obligations hereunder.

10. Governing Law. This Agreement, the employment relationship contemplated herein and any claim arising from such relationship, whether or not arising under this Agreement, shall be governed by and construed in accordance with the internal laws of the State of New Hampshire, without giving effect to the principles of choice of law or conflicts of laws of State of New Hampshire. Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Agreement) shall be commenced or maintained in any state or federal court located in the State of New Hampshire, and Employee hereby submits to the jurisdiction and venue of any such court.

11. Severability. In case any one or more of the provisions contained in this Agreement or the other agreements executed in connection with the transactions contemplated hereby for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other agreements, but this Agreement or such other agreements, as the case may be, shall be construed and reformed to the maximum extent permitted by law.

12. Waivers and Modifications. This Agreement only may be modified, and the rights, remedies and obligations contained in any provision hereof may be waived, in accordance with this Section 12. No waiver by the Company of any breach by the Employee or any provision hereof shall be deemed to be a waiver of any later or other breach thereof or as a waiver of any other provision of this Agreement. This Agreement and its terms may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. No modification or waiver by the Company shall be effective without the consent of the Chief Executive Officer then in office at the time of such modification or waiver.

13. Assignment. The Employee acknowledges that the services to be rendered by him hereunder are unique and personal in nature. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement may be assigned by the Company and shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

14. Acknowledgments. The Employee hereby acknowledges and recognizes that the enforcement of any of the provisions in this Agreement and the Nondisclosure Agreement executed herewith may potentially interfere with the Employee’s ability to pursue a proper livelihood. The Employee represents that he is knowledgeable about the business of the Company and further represents that he is capable of pursuing a career in other industries to earn a proper livelihood. The Employee recognizes and agrees that the enforcement of the Nondisclosure Agreement is necessary to ensure the preservation, protection and continuity of the Company’s business, trade secrets and goodwill. The Employee agrees that, due to the proprietary nature of the Company’s business, the restrictions set forth in the Nondisclosure Agreement are reasonable as to time and scope.

15. Adjustments to Payment Schedules. The Employee and the Company agree that the payment schedule for any payments described in this Agreement may be adjusted as necessary to avoid the application of the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.

16. Entire Agreement. This Agreement and the Nondisclosure Agreement executed herewith between the Employee and the Company constitute the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels all agreements relating to the subject matter hereof, whether written or oral, made prior to the date hereof between the Employee and the Company or any of its affiliates.

17. Notices. All notices hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, addressed as follows:

If to the Company, to:
Edward J. Marino, President and CEO
Presstek, Inc.
55 Executive Drive
Hudson, NH 03051

With a mandatory copy to:

James F. Scafide, General Counsel
Presstek, Inc.
55 Executive Drive
Hudson, NH 03051

If to the Employee, at the Employee’s address set forth on the signature page hereto. Notices shall be deemed to be given when delivered in person or three days after deposit in the mail as set forth above.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

19. Arbitration of Disputes and Jury Waivers.
(a) The parties hereto agree to arbitrate any dispute, claim, or controversy ("claim") against each other arising out of the cessation of the Employee’s employment, any claim of unlawful discrimination or harassment that might or did arise during or as a result of the Employee’s employment which could have been brought before an appropriate government administrative agency or in an appropriate court, including but not limited to claims of age discrimination under the Age Discrimination in Employment Act of 1967, as amended, as well as any claim or controversy arising under this Agreement. The Arbitration shall be arbitrated by one arbitrator in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association. The decision or award of the arbitration shall be final and binding upon the parties. Any arbitral award may be entered as a judgment or order in any court of competent jurisdiction. Any claims under Sections 11 and 12 of this Agreement shall not be subject to arbitration, but shall be subject to the remedies set forth in Section 14 hereof.

(b) If for any reason this arbitration provision is declared unenforceable, the Employee agrees to waive any right he may have to a jury trial with respect to any dispute or claim against the Employer relating to this Agreement, his employment, termination or any terms and conditions of employment, including, but not limited to claims of age discrimination under the Age Discrimination in Employment Act of 1967, as amended.

(c) The Employee has been advised of his right to consult with counsel regarding this Agreement. The Employee's acceptance of this Agreement can be revoked any time within seven (7) days of signing this Agreement, but such revocation must be signed and in writing. The Employee has been afforded at least twenty-one (21) days to consider this Agreement.

20. Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to define, limit, or otherwise affect the construction of any provision hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date first above written.

PRESSTEK, INC.                                                                                       EMPLOYEE

By: _/s/ Edward J. Marino______                                                        _/s/ Willliam C. Keller____
Edward J. Marino                                                                                William C. Keller
President and CEO                                                                               8 Granite Street
Medway, MA 02053

EXHIBIT A

NONCOMPETITION, NONSOLICITATION, NONDISCLOSURE AND ASSIGNMENT OF INVENTIONS AGREEMENT

(For Executives)

The undersigned, in consideration for and as a condition of employment and/or continued employment as an Executive and/or employee (the “Employee”) of Presstek, Inc., a Delaware corporation, or any of its subsidiaries or affiliates (collectively, the “Company”), and/or in consideration of receiving options to purchase shares of capital stock of the Company and/or in consideration of receiving any other form of compensation from or in the Company and/or in consideration of being entitled to participate in any benefit or stock purchase plan of the Company, hereby agrees with the Company as follows:

1. Noncompetition. During the period of employment as an Executive and/or employee of the Company, the Employee will devote his available business time and best efforts to promoting and advancing the business of the Company. During the period of employment and for a period of one (1) year after termination of such employment (for any reason whatsoever), the Employee agrees that he or she will not, in any jurisdiction around the world in which the Company conducts business, whether alone or as a partner, Executive, director, consultant, agent, employee or stockholder of any company or other commercial enterprise, engage in any business or other commercial activity which is or may be competitive with the products and services being designed, conceived, marketed, distributed or developed by the Company at the time of termination of such employment.

2. Nonsolicitation.

(a) During the period of employment by the Company and for a period of one (1) year after termination of such employment (for any reason), the Employee will not directly or indirectly either for himself or for any other person or commercial enterprise (1) divert or take away or attempt to divert or take away, any of the Company’s customers or business in existence at the time of termination of such employment with whom the Employee had contact, for whom the Employee performed services during his employment with the Company and/or that were made known to the Employee by the Company during his employment with the Company; and/or (2) solicit or attempt to solicit, with the purpose or effect of engaging in competition with the Company, any of the Company’s customers or business in existence at the time of termination of such employment with whom the Employee had contact, for whom the Employee performed services during his employment with the Company and/or that were made known to the Employee by the Company during his employment with the Company.

(b) During the period of employment by the Company and for a period of one (1) year after termination of such employment (for any reason), the Employee will not directly or indirectly either for himself or for any other person or commercial enterprise (1) solicit or induce any employee to terminate his or her employment relationship with the Company, and/or (2) recruit, attempt to recruit, hire, or attempt to hire any Company employee other than on behalf of the Company.

3. Nondisclosure Obligation. The Employee will not at any time, whether during or after the termination of employment, for any reason whatsoever, reveal or disclose to any person or entity (both commercial and non-commercial) any of the trade secrets or confidential business information of the Company including, but not limited to, its research and development activities; product designs, prototypes and technical specifications; show-how and know-how; marketing plans and strategies; pricing and costing policies; customer and supplier lists and accounts; personnel information; or nonpublic financial information of the Company so far as they have come or may come to the Employee’s knowledge, except as may be required in the ordinary course of performing his duties as an employee of the Company. This restriction shall not apply to: (i) information that is in the public domain through no fault of the Employee; (ii) information received from a third party outside the Company that was disclosed without a breach of any confidentiality obligation; (iii) information approved for release by written authorization of the Company; or (iv) information that may be required by law or an order of any court, agency or proceeding to be disclosed. The Employee shall keep secret all matters of such nature and all trade secrets or confidential business information concerning the Company entrusted to him and shall not rely upon, use or disclose any such information for the benefit of the Employee or any third party in any manner.

4. Assignment of Inventions. The Employee expressly understands and agrees that any and all right or interest he may obtain in any designs, trade secrets, technical specifications and technical data, know-how and show-how, customer and vendor lists, marketing plans, pricing policies, inventions, concepts, ideas, works of authorship, documentation, formulae, data, designs, techniques, discoveries, improvements or intellectual property rights of any kind or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes (including, but not limited to, the Semiconductor Chip Protection Act) or subject to analogous protection) that he, whether alone or jointly with others, authors, conceives, devises, develops, reduces to practice, or otherwise obtains during the Employee’s employment with the Company, and that (i) relate to or arise out of his employment with the Company; (ii) relate to the Company’s present or planned business or any of the products or services being designed, conceived, developed, marketed, manufactured or distributed by the Company or that may be used in relation therewith; (iii) result from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company; (iv) result from activities engaged in during Company time; and/or (v) result from use of confidential information or trade secrets of the Company whether such use occurred prior to or during the Employee’s employment with the Company (the “Inventions”), are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise.

The Employee hereby assigns to the Company the sole and exclusive right to such Inventions. The Employee agrees that he will promptly disclose to the Company any and all such Inventions, and that, upon request of the Company, the Employee will execute and deliver any and all documents or instruments and take any other action which the Company shall deem necessary to assign to and vest completely in the Company, to perfect trademark, copyright and patent protection with respect to, or to otherwise protect the Company’s trade secrets and proprietary interest in, such Inventions. The Company agrees to pay any and all copyright, trademark and patent fees and expenses or other costs incurred by the Employee for any assistance rendered to the Company pursuant to this Section.

In the event the Company is unable, after reasonable effort, to secure the Employee’s signature on any letters, patent, copyright or other analogous protection relating to an Invention, the Employee hereby irrevocably designates and appoints the Company and any of its Executives as his agent and attorney-in-fact, to act for and on his behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by the Employee. The obligations in this Section shall continue beyond the termination of Employee’s employment.

5. Absence of Conflicting Agreements. The Employee understands the Company does not desire to acquire from him any trade secrets, know-how or confidential business information that he may have acquired from others, and represents and agrees that he will not use any such materials or information in connection with his employment with the Company. The Employee represents that he is not bound by any agreement or any other existing or previous business relationship that conflicts with or prevents the full performance of the Employee’s duties and obligations to the Company during the course of employment.

6. Remedies Upon Breach. The Employee agrees that any breach or threatened breach of this Agreement by the Employee will cause irreparable damage to the Company. The Company shall have, in addition to any and all remedies of law, the right to an injunction or other equitable relief to prevent or cease any violation of the Employee’s obligations hereunder.

7. Miscellaneous. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof. The Employee and the Company agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses of the Agreement. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject matter so as to be unenforceable at law, such provision(s) shall be construed and reformed by the appropriate judicial body by limiting and reducing it (or them), and/or severing it from the Agreement so as to render the Agreement enforceable to the maximum extent compatible with the applicable law as it shall then appear. The obligations of the Employee under this Agreement shall survive the termination of the Employee’s relationship with the Company regardless of the manner of such termination. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by the successors of the Company. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Hampshire. The Employee understands that this Agreement does not create an obligation on the part of the Company to continue the Employee’s employment with the Company. Any references to gender herein shall be construed to apply equally to either gender.

The Employee recognizes and agrees that the enforcement of this Agreement is necessary to ensure the preservation, protection and continuity of the confidential business information, trade secrets, workforce and goodwill of the Company. The Employee agrees that, due to the proprietary nature of the Company’s business, the restrictions set forth in Sections 1, 2, 3 and 4 of this Agreement are reasonable as to duration and scope.